UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

_______________________________________________________________

COSMOS GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55793	22-3617931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rooms 1705-6, 17th Floor, Tai Yau Building,

No. 181 Johnston Road

Wanchai, Hong Kong

(Address of principal executive offices) (Zip Code)

+852 3643 1111
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01. Entry into a Material Definitive Agreement

Effective February 9, 2018, we, through our wholly foreign owned enterprise in China (COSG WFOE), entered into a COSG Car APP Promotion and Membership Management Collaboration Agreement (the “Car APP Agreement”) with Foshan Shen Fan Technology Limited (“Foshan”), an O2O servicing company. Pursuant to the Car APP Agreement, Foshan agreed to promote the registration and sales of memberships on behalf of COSG, with the goal of achieving 100,000,000 registered COSG Car APP members. COSG agreed to provide its Car APP designed for use by COSG vehicle members and after-app customer service and operating environment. COSG agreed to pay Foshan certain fees which are more fully set forth in the Car APP Agreement. The collaboration expires in 2019.

Effective February 9, 2018, we, through COSG WFOE, also entered into an E-commerce Strategic Cooperation Agreement (the “Cooperation Agreement”) with Foshan. Pursuant to the Cooperation Agreement, Foshan agreed to build and operate an online ecommerce store for the sale of cars, which e-store will be accessed through Foshan’s Alibaba China Station account. Foshan is expected to sell 30,000 vehicles in 2018. COSG agreed to pay Foshan certain fees which are more fully set forth in the Cooperation Agreement.

The foregoing descriptions of the Car APP Agreement and Cooperation Agreement are qualified in its entirety by reference to such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report and incorporated herein by reference.

On March 9, 2018, COSG issued a press release announcing its cooperation with Foshan. A copy of this press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	COSG Car APP Promotion and Membership Management Collaboration Agreement dated February 9, 2018, by and between COSG WFOE and Foshan.
10.2	E-Commerce Strategic Cooperation Agreement dated February 9, 2018, by and between COSG WFOE and Foshan.
99.1	Press Release dated March 9, 2018, announcing COSG’s cooperation with Foshan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS GROUP HOLDINGS INC.
Dated: March 19, 2018

	By:	/s/ Koon Wing Cheung
Koon Wing Cheung
Chief Executive Officer

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